ANNUAL REPORT

August 31, 1998

INVESCO GROWTH FUND

INVESCO

YOU SHOULD KNOW WHAT INVESCO KNOWS. (TM)

Market Overview                                                   September 1998

     What a difference a year makes. In the summer of 1997, market pundits were concerned that the Federal Reserve Board would have to raise interest rates to cool an overheating economy. Now, speculation has intensified that the Fed will continue to lower interest rates to address worldwide liquidity problems and keep the U.S. economy growing in the face of a global slowdown brought about by the emerging market currency crisis. But what has really changed in the last 12 months?
     o Market psychology for equities has deteriorated. After more than seven years of a bull market producing strong returns with limited volatility, equity markets experienced two painful corrections in the last 12 months. In fact, August 1998 was the worst month for equities since October 1987, as many equity indexes experienced declines over 15%.

     o Corporate earnings have slowed in 1998, as the strong dollar and slower global growth have made it difficult for many U.S. companies to sell their products overseas. In addition, intense global competition has kept prices in check -- making it difficult for companies to enhance earnings by increasing prices.

     o Inflation appears to be comatose. Although real wages are starting to increase, declining commodity prices and a flood of cheaper products from the world's emerging markets have decreased consumer prices and reduced the threat of inflation.

     o Interest rates have declined significantly. The implied yield on a 30-year U.S. government bond reached 7.17% in April 1997, and the economy appeared on the verge of overheating. But, as the Asian currency crisis intensified, a flight to quality occurred in the fixed-income market in the fall of 1997, and the yield on the 30-year bond dropped to 5.97% by year-end. As the global currency turmoil continued in 1998, the yield on the 30-year bond decreased and ended September at 4.95%. Interest rates are presently at levels not seen in the last three decades.

     The next six to 12 months may be difficult for equity investors. Although the economy still appears to be in good shape fundamentally, the emerging market turmoil has spread from Asia to Russia and is attempting to infect Latin America -- which is a large trade partner of the U.S. Investors should be prepared for continued volatility for the rest of 1998. However, once the turmoil passes, it could create enormous opportunities for U.S. companies to increase their global presence.
     For fixed-income investors, global currency problems will continue to exert deflationary pressures on the U.S. economy, increasing the potential for lower interest rates. With inflation hibernating, the risks associated with owning fixed-income securities have decreased -- especially for high quality obligations.
     Recent market volatility is not necessarily indicative of a long-term downturn in the equity markets. For the patient investor with a long time horizon, stocks have offered the best opportunities to accumulate wealth. But if you are an investor who is uncomfortable with wide price swings, it may be a good time to evaluate your financial goals and adjust your portfolio accordingly. Remember that one of the best ways to reduce volatility is through diversification.

INVESCO Growth Fund

                       INVESCO Growth Fund
                   Average Annual Total Return
                         as of 8/31/98(2)

              1 Year                       13.42%
              -----------------------------------
              5 Years                      14.95%
              -----------------------------------
              10 Years                     15.82%
              -----------------------------------

     For the one-year period ended 8/31/98, INVESCO Growth Fund achieved a total return of 13.42%, outperforming the one-year figure of 8.08% for the S&P 500 broad market index. (Of course, past performance is not a guarantee of future results.)(1)(2)
     INVESCO Growth Fund received the prestigious five-star rating for risk-adjusted performance by Morningstar for the three-year period ended 8/31/98, among 2,603 domestic equity funds. For both the five-year and 10-year periods ended 8/31/98, the fund received four stars among 1,520 and 710 domestic equity funds, respectively.(3)
     The following line graph illustrates the growth of the S&P 500 compared to the value of a $10,000 investment in INVESCO Growth Fund, plus reinvested dividends and capital gain distributions, for the ten years ended 8/31/98. The chart and other total return figures cited reflect the fund's operating expenses. However, the index does not have expenses, which would, of course, have lowered its performance.(2)

Graph: This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 8/31/98.

Review & Outlook
A  Discussion  with  Portfolio  Manager  Trent  May
Have you made any major changes in the portfolio in the last 12 months?
     We have made only minor adjustments over the past year. We continue to keep the portfolio relatively concentrated, focusing on 30 to 40 names. In this investment environment, we feel it's crucial not to dilute our best investment ideas by having too many securities in the portfolio.
What sectors have produced the strongest gains for the fund?
     Although we use a bottom-up approach to select securities for the portfolio, the fund focuses on sectors or industries that we feel can generate above-average growth rates for the next three to five years. We prefer markets or industries which leadership is in a few hands, with a bias toward market-leading companies with strong, defensible positions. Presently, we believe that some of the best investment opportunities are in the following areas:
     o Consumer  cyclicals
     o Financial  services
     o Health care
     o Technology
     During the last 12 months, pharmaceuticals and retailers produced the strongest returns for the fund. Large-capitalization pharmaceutical companies are benefiting from an improved regulatory environment and strong new product pipelines. The Federal Drug Administration (FDA) has dramatically cut the approval time for new drugs. This has improved the profitability of large-cap pharmaceuticals, since new drugs sales typically drive their revenue and earnings growth. Not only are new drugs coming to the market sooner, but a better-educated consumer is increasing the demand for these new products. One of our favorite investments in the pharmaceutical industry remains Pfizer Inc.
     Pfizer Inc. is a market-leading pharmaceutical with a strong new product pipeline. In addition, Pfizer's new drug for sexual dysfunction, Viagra, is one of the fastest-selling new drugs of all time, which should enhance earnings for years to come.
     Retailers who are benefiting from continued strength in the domestic economy also produced strong returns for the fund. Many retailers import goods from the world's emerging markets and sell these products domestically. As global currencies have devalued, many retailers' operating margins have improved. Wal-Mart remains one of our favorite retailers.
     Wal-Mart is the leading discount retailer in the world. Not only is it a great business, but management continues to enhance shareholder value, and the firm is increasing its presence in international markets as well.
Any disappointments in the last 12 months?
     The technology sector experienced extreme volatility, as the currency crisis in the emerging markets dampened investors' enthusiasm towards these companies. However, we believe the long-term prospects for this sector are bright, and we will continue to invest in companies with proprietary technology and market-leading positions -- like Microsoft Corp.

What's your outlook for the next six to 12 months?
     I think the equity markets will continue to experience extreme volatility on a day-to-day basis, as international problems influence the market. Within this environment, stock selectivity remains crucial and we will continue to concentrate the portfolio on 30 to 40 names. For long-term investors, I believe the outlook for market leading, large-capitalization growth com-panies is positive and the fund will stay fully invested.

Graph: Portfolio Composition by Sector or Industry

     This bar chart refelects the allocation of the Growth Fund's portfolio by value of net assets in basic materials, capital goods, communications services, consumer cyclicals, consumer staples, energy, finance, health care, technology and transportation.

Fund Management
     INVESCO Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and an MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.
     Senior Vice President Timothy J. Miller is co-manager of the fund, and heads the INVESCO Growth Team. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 20-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

(1)The  S&P  500  is  an  unmanaged  index  of  common  stocks   considered
representative of the broad U.S. equity market, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks.
(2)Total  return  assumes   reinvestment  of  dividends  and  capital  gain
distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.
(3)Morningstar   proprietary   rankings  reflect   historical   risk-adjusted
performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90 day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars.

Ten Largest Common Stock Holdings -- Growth Fund
August 31, 1998
Description                                               Value
-------------------------------------------------------------------------------
Philip Morris                                          $     34,449,078
Lilly (Eli) & Co                                             34,105,850
Wal-Mart Stores                                              33,540,375
SBC Communications                                           33,096,100
Fannie Mae                                                   32,401,305
Johnson & Johnson                                            32,098,800
Microsoft Corp                                               31,851,250
Bell Atlantic                                                30,503,612
Procter & Gamble                                             30,209,850
Merck & Co                                                   29,865,500

Composition of holdings is subject to change.


                   -----------------------------------

Statement of Investment Securities--Growth Fund

August 31, 1998

-------------------------------------------------------------------------------
 %          Description                        Shares                Value
-------------------------------------------------------------------------------
99.57       COMMON STOCKS
1.84        AUTOMOBILES
            Ford Motor                         312,850              $13,765,400
-------------------------------------------------------------------------------
0.86        BANKS
            BankAmerica Corp                   100,300                6,425,469
-------------------------------------------------------------------------------
3.51        BEVERAGES
            Coca-Cola Co                       402,800               26,232,350
-------------------------------------------------------------------------------
0.96        BROADCASTING
            CBS Corp                           276,400                7,186,400
-------------------------------------------------------------------------------
2.49        CHEMICALS
            du Pont (E I) de Nemours           322,400               18,598,450

-------------------------------------------------------------------------------
12.09       COMPUTER RELATED
            Cisco Systems(a)                    55,700                4,560,437
            Compaq Computer                    463,740               12,955,736
            Dell Computer(a)                    69,800                6,980,000
            EMC Corp(a)                        118,250                5,343,422
            Edwards (J D) & Co(a)              116,000                4,698,000
            International Business Machines    130,550               14,703,194
            Microsoft Corp(a)                  332,000               31,851,250
            Wind River Systems(a)              248,660                9,324,750
-------------------------------------------------------------------------------
                                                                     90,416,789
-------------------------------------------------------------------------------
3.79        ELECTRICAL EQUIPMENT
            General Electric                   354,100               28,328,000

-------------------------------------------------------------------------------
3.53        ELECTRONICS -- SEMICONDUCTOR
            Intel Corp                         244,000               17,369,750
            Maxim Integrated Products(a)       327,550                9,007,625
-------------------------------------------------------------------------------
                                                                     26,377,375
-------------------------------------------------------------------------------
3.03        ENTERTAINMENT
            Disney (Walt) Co                   826,200               22,668,862
-------------------------------------------------------------------------------

5.54        FINANCIAL
            Associates First Capital Class A   152,503                9,016,740
            Fannie Mae                         570,320               32,401,305
-------------------------------------------------------------------------------
                                                                     41,418,045
-------------------------------------------------------------------------------
20.72       HEALTH CARE DRUGS -- PHARMACEUTICALS
            Bristol-Myers Squibb               300,000               29,362,500
            Johnson & Johnson                  465,200               32,098,800
            Lilly (Eli) & Co                   520,700               34,105,850
            Merck & Co                         257,600               29,865,500
            Pfizer Inc                         317,250               29,504,250
-------------------------------------------------------------------------------
                                                                    154,936,900
-------------------------------------------------------------------------------
4.98        HOUSEHOLD PRODUCTS
            Colgate-Palmolive Co                97,400                7,024,975
            Procter & Gamble                   394,900               30,209,850
-------------------------------------------------------------------------------
                                                                     37,234,825
-------------------------------------------------------------------------------
7.08        INSURANCE
            American International Group       356,200               27,538,713
            Travelers Group                    572,650               25,411,344
-------------------------------------------------------------------------------
                                                                     52,950,057
-------------------------------------------------------------------------------
4.64        OIL & GAS RELATED
            Exxon Corp                         379,900               24,859,706
            Royal Dutch Petroleum New
             York Registry 1.25 Gldr Shrs      247,400                9,834,150

-------------------------------------------------------------------------------
                                                                     34,693,856
-------------------------------------------------------------------------------
0.63        PERSONAL CARE
            Gillette Co                        114,500                4,708,813
-------------------------------------------------------------------------------
1.51        RAILROADS
            Kansas City Southern Industries    343,900               11,305,713

-------------------------------------------------------------------------------
4.48        RETAIL
            Wal-Mart Stores                    570,900               33,540,375
-------------------------------------------------------------------------------
0.84        SERVICES
            America Online(a)                   77,200                6,325,575
-------------------------------------------------------------------------------
3.94        TELECOMMUNICATIONS -- LONG DISTANCE
            AT&T Corp                          587,500               29,448,438
-------------------------------------------------------------------------------
8.50        TELEPHONE
            Bell Atlantic                      691,300               30,503,612
            SBC Communications                 870,950               33,096,100
-------------------------------------------------------------------------------
                                                                     63,599,712
-------------------------------------------------------------------------------
4.61        TOBACCO
            Philip Morris                      828,850               34,449,078
-------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $715,720,295)                                     744,610,482

-------------------------------------------------------------------------------
0.43        PREFERRED STOCKS
0.43        COMPUTER RELATED
            SAP AG Sponsored ADR
             Representing 1/12 Pfd Shrs
             (Cost $4,241,759)                  77,325                3,237,984

-------------------------------------------------------------------------------

100.00      TOTAL INVESTMENT SECURITIES AT VALUE
            (Cost $719,962,054)
            (Cost for Income Tax Purposes
            $722,606,357)                                     $     747,848,466

===============================================================================


(a)   Security is non-income producing.


See Notes to Financial Statements

Statement of Assets and Liabilities -- Growth Fund
August 31, 1998

ASSETS
Investment Securities at Value
 (Cost $719,962,054)                                          $     747,848,466
Receivables:
  Investment Securities Sold                                         11,051,332
  Fund Shares Sold                                                    1,603,336
  Dividends                                                             783,017
Prepaid Expenses and Other Assets                                        82,306
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        761,368,457
-------------------------------------------------------------------------------
LIABILITIES
Payables:
  Custodian                                                           5,625,483
  Distributions to Shareholders                                         336,459
  Investment Securities Purchased                                     5,004,015
  Fund Shares Repurchased                                             2,408,873
Accrued Distribution Expenses                                           168,680
Accrued Expenses and Other Payables                                      86,303
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    13,629,813
-------------------------------------------------------------------------------
Net Assets at Value                                           $     747,738,644
===============================================================================
NET ASSETS
Paid-in Capital(a)                                            $     637,615,246
Accumulated Undistributed Net
 Investment Income                                                       34,771
Accumulated Undistributed Net Realized
 Gain on Investment Securities and
 Foreign Currency Transactions                                       82,202,215
Net Appreciation of Investment Securities                            27,886,412
-------------------------------------------------------------------------------
Net Assets at Value                                           $     747,738,644
===============================================================================
Net Asset Value, Offering and Redemption
 Price per Share                                              $            5.15
===============================================================================

(a) The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 145,122,757 were outstanding at August 31, 1998.


See Notes to Financial Statements

Statement of Operations -- Growth Fund
Year Ended August 31, 1998


INVESTMENT INCOME
INCOME
Dividends                                                     $      11,263,873
Interest                                                                148,388
  Foreign Taxes Withheld                                               (108,534)
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       11,303,727
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                              4,561,574
Distribution Expenses                                                 2,027,117
Transfer Agent Fees                                                   1,160,513
Administrative Fees                                                     131,098
Custodian Fees and Expenses                                             108,512
Directors' Fees and Expenses                                             49,585
Professional Fees and Expenses                                           59,734
Registration Fees and Expenses                                          100,310
Reports to Shareholders                                                 180,511
Other Expenses                                                           49,665
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      8,428,619
  Fees and Expenses Paid Indirectly                                     (93,130)
--------------------------------------------------------------------------------
  NET EXPENSES                                                        8,335,489
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 2,968,238
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                             104,055,439
  Foreign Currency Transactions                                          45,981
--------------------------------------------------------------------------------
     Total Net Realized Gain                                        104,101,420
--------------------------------------------------------------------------------
Change in Net Appreciation of Investment Securities                  (9,504,119)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              94,597,301
--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                    $      97,565,539
================================================================================

See Notes to Financial Statements

Statement of Changes in Net Assets -- Growth Fund
                                                        Year Ended August 31
--------------------------------------------------------------------------------
                                                     1998                1997
OPERATIONS
Net Investment Income                       $     2,968,238    $      1,584,172
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                  104,101,420         185,903,395
Change in Net Appreciation of
  Investment Securities                          (9,504,119)        (23,243,958)
--------------------------------------------------------------------------------
NET INCREASE IN NET
  ASSETS FROM OPERATIONS                         97,565,539         164,243,609
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS
Net Investment Income                            (2,912,112)         (1,500,483)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                 (187,061,864)        (84,751,427)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (189,973,976)        (86,251,910)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                   547,827,536         647,469,283
Reinvestment of Distributions                   168,012,124          77,405,695
--------------------------------------------------------------------------------
                                                715,839,660         724,874,978
Amounts Paid for Repurchases
  of Shares                                    (584,913,034)       (690,372,256)
--------------------------------------------------------------------------------
NET INCREASE IN NET
  ASSETS FROM FUND
  SHARE TRANSACTIONS                            130,926,626          34,502,722
--------------------------------------------------------------------------------
Total Increase in Net Assets                     38,518,189         112,494,421
NET ASSETS
Beginning of Period                             709,220,455         596,726,034
--------------------------------------------------------------------------------
End of Period (Including
  Accumulated Undistributed
  (Distributions in Excess of) Net
  Investment Income of $34,771
  and ($24,778), respectively)           $      747,738,644   $     709,220,455
================================================================================

                -----------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                      94,746,511         113,639,331
Shares Issued from Reinvestment
  of Distributions                               34,540,804          14,903,327
--------------------------------------------------------------------------------
                                                129,287,315         128,542,658
Shares Repurchased                             (101,276,736)       (121,110,949)
--------------------------------------------------------------------------------
Net Increase in Fund Shares                      28,010,579           7,431,709
================================================================================

See Notes to Financial Statements

Notes to Financial Statements -- Growth Fund

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Growth Fund, Inc. (the "Fund") is incorporated in Maryland. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
      Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount, and amortized premium, is recorded on the accrual basis. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.
      The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
      The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

C. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 1998, 2.18% qualified for the dividends received deduction available to the Fund's corporate shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended August 31, 1998, the Fund reclassified $841 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income and reclassified $2,582 from paid-in capital to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.

E. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses, Distribution Expenses and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
      For the year ended August 31, 1998, Fees and Expenses Paid Indirectly consisted of $84,119 included in Custodian Fees and Expenses, $8,818 included in Distribution Expenses and $193 included in Transfer Agent Fees.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund were made by ITC. Fees for such sub-advisory services are paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG.
   A plan of  distribution  pursuant  to Rule  12b-1  of the  Act  provided  for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the year ended August 31, 1998, the Fund paid the Distributor $2,009,378 under the plan of distribution. Effective September 29,1997, INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of IFG, replaced IFG as Distributor.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,212,888,644 and $1,269,513,941, respectively.
   There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At August 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $65,931,427 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $40,689,318, resulting in net appreciation of $25,242,109.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.
   The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate of 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
   Pension expenses for the year ended August 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $13,129. Unfunded accrued pension costs of $28,806 and pension liability of $66,734 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At August 31, 1998, there were no such borrowings.

Financial Highlights -- Growth Fund
(For a Fund Share Outstanding Throughout Each Period)


                              Year Ended August 31
-----------------------------------------------------------------------------------------------------------
                                                1998          1997         1996         1995          1994
PER SHARE DATA
Net Asset Value-- Beginning of Period        $  6.06      $   5.44      $   5.33      $   5.34     $  5.28
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.02          0.01          0.03          0.05        0.03
Net Gains on Securities
  (Both Realized and Unrealized)                0.69          1.39          0.95          0.49        0.11
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                0.71          1.40          0.98          0.54        0.14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)         0.02          0.01          0.03          0.05        0.03
Distributions from Capital Gains                1.60          0.77          0.84          0.50        0.05
-----------------------------------------------------------------------------------------------------------
Total Distributions                             1.62          0.78          0.87          0.55        0.08
-----------------------------------------------------------------------------------------------------------
Net Asset Value-- End of Period              $  5.15      $   6.06      $   5.44      $   5.33     $  5.34
===========================================================================================================

TOTAL RETURN                                   13.42%        28.14%        20.23%        12.05%       2.52%

RATIOS
Net Assets-- End of Period ($000 Omitted)    $747,739    $  709,220    $  596,726    $  501,285   $ 488,411
Ratio of Expenses to Average Net Assets         1.04%(b)      1.07%(b)      1.05%(b)      1.06%       1.03%
Ratio of Net Investment Income to Average
  Net Assets                                    0.37%         0.22%         0.64%         1.07%       0.47%
Portfolio Turnover Rate                          153%          286%          207%          111%         63%


(a) Distributions  in excess of net investment  income for the year ended
    August 31, 1995, aggregated less than $0.01 on a per share basis.

(b) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.


Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Growth Fund, Inc. (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
September 30, 1998

INVESCO

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R):  1-800-424-8085
www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.